                                                                    Exhibit 10.1

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE
          ----------------

CONSULTING SERVICES CONTRACT

ON THIS 24TH DAY OF AUGUST,  2007, the State of Louisiana,  GOVERNOR'S OFFICE OF
HOMELAND  SECURITY  AND  EMERGENCY  PREPAREDNESS,  hereinafter  referred  to  as
"GOHSEP",  and JAMES LEE WITT ASSOCIATES,  A PART OF GLOBALOPTIONS  GROUP, INC.,
1615 L Street NW, Suite 300, Washington, DC 20036 hereinafter referred to as the
"Contractor",  do hereby enter into this contract under the following  terms and conditions.

1.0  SCOPE OF SERVICES

1.1  CONCISE DESCRIPTION OF SERVICES

The Contractor shall provide the following services:

      1.1.1 Support  GOHSEP  as a  Technical  Advisor  in  the  continuation  of recovery  activity for Disasters 1603  (Hurricane  Katrina) and 1607
            (Hurricane  Rita),  and any  prior or  future  disasters  for  which support may be needed, as determined by GOHSEP

      1.1.2 Responsible for implementation of the assigned tasks under this contract

      1.1.3 Assist  with  the   development  of  policy  and   procedures   with
            FEMA/GOHSEP/Other  agencies related to the Public Assistance Program for specific disasters as tasked by GOHSEP

      1.1.4 Assist  with  ensuring  that  State   policies  and  procedures  are
            disseminated and implemented by all field staff through coordination with the GOHSEP Project Coordinator

      1.1.5 Provides assistance to PA Grant Managers,  State Applicant Liaisons, and others as  necessary,  providing  technical  guidance  and broad direction on job performance to ensure consistency

      1.1.6 Assist GOHSEP with Public Assistance  program activities and provide
            recommendations   to  ensure   consistency  with  debris  management
            activities and responsibilities

      1.1.7 Provide  policy  guidance  and  advice  to GOHSEP  and  other  state agencies as required

      1.1.8 Assist  GOHSEP  on  technical  issues  with  FEMA,  State  and Local governments  and  agencies  and  make  recommendations  on  possible solutions

      1.1.9 Provide  expert  programmatic  and  policy  advice on FEMA and other
            Federal disaster relief programs

      1.1.10 Assist with the  development  and  implementation  of strategies to maximize the assistance available to the State in Public Assistance programs

      1.1.11 Identify  trends and  appropriate  actions to address issues in the delivery of the PA program so as to minimize difficulties

      1.1.12 Other duties as assigned in writing by the Director/Acting Director of GOHSEP or his  Designee,  including  but not  limited  to hazard mitigation  and all Hazard  Mitigation  Grant  Programs  (HMGP) and
             activities  referred to in the original RFP or any formal addendums thereto.

      1.1.13 Prepared  as  required  by GOHSEP  to fill  positions  outlined  in position descriptions section of this RFP.

      1.1.14 Insure  that  all   personnel   assigned  to  this   project   have
             satisfactory   criminal  and  credit  background  checks  and  drug
             screening.

      1.1.15 Contractor  will have at least 75% of required staff on site within
             30 days of  receipt  of the  fully  executed  contract  and 100% of requested  staff  no later  than 45 days of  receipt  of the  fully executed contract.  Contractor will have additional requested staff on site within 5 working days.

1.2  STATEMENT OF WORK

This  contract  will be  performed  in  accordance  with task  orders  issued as determined by the needs of GOHSEP. Each task order shall conform to the scope of services as outlined in paragraph  1.1 herein.  Each task order shall  contain a concise Statement of Work (SOW) which shall include:

      1.2.1 The specific task of the contractor

      1.2.2 A statement of goals and/or objectives of the task

      1.2.3 Deliverables associated with the task

      1.2.4 Milestone(s) showing completion date(s)

      1.2.5 A set of performance measures to evaluate the contractor's performance as outlined in the SOW

      1.2.6 A completion criteria

1.3  OBJECTIVES

      1.3.1 To provide for comprehensive review and update of Public
            Assistance policies and procedures

      1.3.2 To increase the operational effectiveness of the Public
            Assistance program

1.4  PERSONNEL AND COST

The Contractor  shall provide the following  positions during the performance of this contract.  Each position will be paid the hourly rate as indicated.  GOHSEP reserves the right to maintain and/or adjust the size of the Contractor's  staff as dictated by the needs of GOHSEP. The stated hourly rates are inclusive of all costs except for travel.

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Position                                           Hourly Rate
                                                   Per Person
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Senior level Program Advisor for Disaster Recovery   242.50
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State Public Assistance Coordinator                  110.00
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Engineer/Programmer                                  120.00
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Engineer/Programmer-Database Documentation            85.00
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Engineer/Environmental Officer                       120.00
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Debris Manager                                       130.00
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Debris Compliance Officer                             90.00
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QA Debris                                            108.00
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QC Debris                                            108.00
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Mitigation Specialists                               110.00
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Insurance Specialists                                110.00
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Grant Administrator I                                110.00
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Grant Administrator II                               115.00
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Grant Administrator Supervisor                       120.00
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Project Manager                                      150.00
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Appeals Specialists                                  125.00
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Problem Resolution Officer                           150.00
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Document Management Specialist                        50.00
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1.5  TRAVEL EXPENSES

Travel  expenses shall be reimbursed to Contractor  personnel in accordance with the Louisiana Division of Administration Policy and Procedure Memorandum 49 (the
state travel regulation).

1.6  SUBSTITUTION OF KEY PERSONNEL

The Contractor's personnel assigned to this contract may not be replaced without the written consent of GOHSEP.  Such consent shall not be unreasonably  withheld or delayed provided an equally  qualified  replacement is offered.  In the event that any Contractor personnel become unavailable due to resignation, illness, or other factors,  the  Contractor,  shall be responsible  for providing an equally qualified replacement in time to avoid delays in completing tasks.

2.0  ADMINISTRATIVE REQUIREMENTS

2.1  TERM OF CONTRACT

This  contract  shall  commence  on August 24,  2007 and shall end on August 23,
2009.  GOHSEP may exercise the option to extend this  contract for an additional
12 month period for a maximum contract period of three years.

2.2  ASSIGNED GOHSEP PERSONNEL

      2.2.1 GOHSEP PROJECT MANAGER

      The Assistant  Deputy  Director,  Disaster  Recovery , is appointed as the
      GOHSEP Project  Manager (PM) for this contract.  GOHSEP reserves the right to replace the PM at its discretion.  The Contractor  shall continue to be responsible for the management, supervision, and performance of Contractor personnel.

      2.2.2 GOHSEP CONTRACT MONITOR

      The  Contract  Monitor  (CM) for GOHSEP  will be the  Disaster  Recovery
      Chief.  GOHSEP reserves the right to replace the CM at its discretion

2.3  MONITORING PLAN

In accordance with the responsibilities  stated in 44 CFR Part 13.40, GOHSEP and
Contractor will adhere to the following monitoring plan:

      2.3.1 Responsibilities of Contract Monitor

            2.3.1.1 Monitors performance of the contract

            2.3.1.2 Provides guidance and assistance to the Project Manager

      2.3.2 Responsibilities of Project Manager

            2.3.2.1 Prepare and execute appropriate task order directed to the Contractor

            2.3.2.2 Oversight and direction of the day to day activities of
                    Contractor personnel;

            2.3.2.3 Serve as the principal point of contact for GOHSEP concerning the Contractor's performance under this
                    contract;

            2.3.2.4 Regularly  monitor  the  staffing  levels  provided  by  the
                    Contractor  and  shall  maintain  and/or  adjust  Contractor staffing levels in accordance with the needs of GOHSEP;

            2.3.2.5 Coordinate with applicants and measure the  effectiveness of
                    Contractor personnel assigned to applicants

            2.3.2.6 Prepare monthly performance evaluations on Contractor's performance

      2.3.3 Responsibilities of the Contractor

            2.3.3.1 Assign a Project  Manager to serve as the principle point of contact for the  Contractor  and to assure  that  Contractor personnel are performing within the contract parameters

            2.3.3.2 Execute  all task  orders  signed by the  GOHSEP PM or other individual authorized in writing by the Director, GOHSEP

            2.3.3.3 Insure that the following deliverables are produced:

                    2.3.3.3.1 Monthly time sheets for all personnel
                              evidencing the assigned task(s) worked and the
                              time worked on the task(s)

                    2.3.3.3.2 Weekly  report   evidencing  the  task(s)  worked,
                              percentage  of  completion  of the  task(s)  and a
                              report  showing the progress  and  accomplishments
                              since the prior week

                    2.3.3.3.3 All  monthly  time  sheets will be due on the 15th day of the  following  month;  all weekly  reports
                              will be due on Monday

2.4  TAXES

Contractor hereby agrees that the  responsibility  for payment of taxes from the funds received from this contract  shall be the  Contractor's  obligation  under federal tax identification number 52-2130927.

3.0  PAYMENT AND MAXIMUM AMOUNT OF CONTRACT

3.1  PAYMENT

Payments are predicated upon adequate  performance of the activities,  tasks and deliverables  assigned to Contractor  personnel by the Project  Manager.  GOHSEP will make every  reasonable  effort to make  payments  within 30 workdays of the invoice once approved by the Project Manager.

3.2  REQUIRED DOCUMENTS FOR PAYMENT

The  Contractor  is  required  to produce  the  following  documents  to receive payment:

      3.2.1 Invoices,  which will be submitted no later than 30 after the end of the billing period

      3.2.2 Weekly reports in accordance with the requirements of 2.3.3.3.2, and payroll  time sheets  evidencing  hours  worked and  including  time in/out for all Contractor personnel which shall be duly certified by the Contractor's authorized representative and submitted monthly

3.3  MAXIMUM AMOUNT OF CONTRACT

This contract shall not exceed $19,500,000.00 annually

4.0  TERMINATION

4.1  TERMINATION FOR CAUSE

GOHSEP  may  terminate  this  Contract  for  cause  based  upon the  failure  of
Contractor to comply with the terms and/or  conditions  of the Contract.  GOHSEP shall provide the Contractor written notice specifying the Contractor's  failure to perform.  Failure to perform  within the time  specified in the  solicitation will constitute a default and may cause cancellation of the contract.

Contractor agrees to have staff available as per the Work  requirements  section of this document. If contractor does not provide requested staff as indicated in the  Statement  of Work,  damages will be accorded to GOHSEP in an amount at, or about,  equal  to the  projected  cost for  these  contractor  services  had the requested staff members arrived as requested, timely, and began work for GOHSEP, as per the original Project Manager request.

Contractor  may  exercise  any rights  available  to it under  Louisiana  law if terminated  for cause upon the  failure  of GOHSEP to comply  with the terms and conditions  of this  contract  provided  that the  Contractor  shall give GOHSEP written notice  specifying  GOHSEP's  failure and a reasonable  opportunity  for
GOHSEP to cure the defect.

4.2  TERMINATION FOR CONVENIENCE

This contract may be terminated by GOHSEP for the  convenience of GOHSEP upon 30 days written  notice to Contractor  unless  Contractor had engaged in illegal or unethical behavior in which case GOHSEP may terminate the contract immediately.

4.3  TERMINATION FOR NON-APPROPRIATION OF FUNDS

The continuation of this contract is contingent upon the  appropriation of funds by  the  legislature  to  fulfill  the  requirements  of  the  contract  by  the legislature.  If the  legislature  fails to  appropriate  sufficient  monies  to provide  for the  continuation  of the  contract,  or if such  appropriation  is reduced  by  the  veto  of  the  Governor  or  by  any  means  provided  in  the appropriations  act of Title 39 of the  Louisiana  Revised  Statutes  of 1950 to
prevent the total  appropriation  for the year from exceeding  revenues for that year, or for any other lawful  purpose,  and the effect of such  reduction is to provide  insufficient monies for the continuation of the contract,  the contract shall  terminate on the date of the beginning of the first fiscal year for which funds have not been appropriated.

5.0  INDEMNIFICATION & LIMITATION OF LIABILITY

Contractor  shall hold  harmless  GOHSEP any and all of its  employees,  agents, other  contractors or officers from any legal action,  damages,  injury or costs incurred by any person or to any property as a result of the activity, condition or event  arising  out of the actions and  performance  of the agents,  assigns, subcontractors  and  employees  of the  Contractor  in the  performance  of this contract.

6.0  DAMAGES AND PERFORMANCE BOND

Contractor  agrees to provide  adequate  staff to meet the Scope of  Services as outlined in paragraph  1.1 and those  requirements  determined by the GOHSEP PM.
Should  Contractor fail to provide the required staff,  damages will be accorded to GOHSEP in an amount equal to the cost of the  staffing  services not provided by the Contractor  until said services are provided or until the  termination of this contract,  which ever occurs first.  Contractor shall provide a performance bond in the amount of $1,000,000 or a letter of credit  approved by GOHSEP which shall  remain in effect  during the term of the  contract to include any renewal terms.

7.0  SETTLEMENT OF CONTROVERSIES

Any claim or controversy  arising out of the contract shall be governed by the provisions of Louisiana Revised Statute 39: 1524-26.

8.0  FUND USE

Contractor  agrees not to use contract  proceeds to urge any elector to vote for or against any  candidate or  proposition  on an election  ballot nor shall such funds be used to lobby for or  against  any  proposition  or matter  having  the effect  of law  being  considered  by the  Louisiana  Legislature  or any  local governing authority.

9.0  ASSIGNMENT OF CONTRACT

Contractor  shall not  assign or  transfer  any  interest  in this  contract  by assignment, transfer, or novation, without prior written consent of GOHSEP.

10.0 AUDIT AUTHORITY

The State  Legislative  Auditor,  federal auditors and internal  auditors of the
Division of  Administration,  GOHSEP or others so  designated  by the  Louisiana
Department  of  Administration,  has the  authority  to audit all records of the
Contractor directly related to this contract for a period of five (5) years from the date of the last payment made under this contract.

11.0 CONTRACT MODIFICATION

No amendment or  variation of the terms of this  contract  shall be valid unless made in writing,  signed by the parties and approved as required by law. No oral understanding or agreement not incorporated in the contract is binding on any of the parties.

12.0 CONFIDENTIALITY OF DATA

All financial,  statistical,  personal, technical and other data and information relating to GOHSEP' s operation and made available to the Contractor in order to carry out this contract, or which become available to the Contractor in carrying out this contract,  shall be protected by the Contractor from  unauthorized  use and disclosure. The contractor shall not be required under the provisions of the paragraph  to keep  confidential  any data or  information,  which is or becomes publicly  available,  is already rightfully in the contractor's  possession,  is independently  developed by the contractor outside the scope of the contract, or is rightfully obtained from third parties.

13.0 SUBCONTRACTORS

The  Contractor  may,  with prior  written  permission  from GOHSEP,  enter into subcontracts  with  third  parties  for  the  performance  of  any  part  of the
Contractors  duties and  obligations  under this  contract.  The  existence of a subcontract  shall not operate to limit or diminish the duties or liabilities of the Contractor under this contract.

14.0 COMPLIANCE WITH CIVIL RIGHTS LAWS

The  Contractor  agrees  to  abide  by  the  requirements  of the  following  as applicable:  Title VI and Title VII of the Civil Rights Act of 1964,  as amended by the Equal Opportunity Act of 1972, Federal Executive Order 11246, the Federal
Rehabilitation Act of 1973, as amended,  the Vietnam Era Veteran's  Readjustment
Assistance  Act of 1974,  Title IX of the Education  Amendments of 1972, the Age
Act of 1975, and Contractor agrees to abide by the requirements of the Americans with  Disabilities  Act of 1990.  Contractor  agrees not to  discriminate in its employment  practices,  and will render  services  under this  contract  without regard to race,  color,  religion,  sex, sexual  orientation,  national  origin,
veteran   status,   political   affiliation,   or   disabilities.   Any  act  of
discrimination  committed  by  Contractor,  or  failure  to  comply  with  these statutory  obligations  when applicable shall be grounds for termination of this contract.

15.0 INSURANCE

Contractor's insurance shall be placed with a carrier with an A.M. Best's rating of no less  than A-.  This  rating  requirement  shall be  waived  for  Worker's
Compensation coverage only.

CONTRACTOR'S  INSURANCE:  The  Contractor  shall not  commence  work  under this contract  until  Contractor  has  obtained  all  insurance  required as outlined herein.  Certificates of Insurance,  fully executed by officers of the Insurance
Company written or countersigned by an authorized  Louisiana state agency, shall be filed with the State of Louisiana  for  approval.  The  Contractor  shall not allow any  sub-contractor  to commence work on his subcontract until all similar insurance  required for the subcontractor has been obtained and approved.  If so requested,  the  Contractor  shall also submit copies of insurance  policies for inspection and approval of the State of Louisiana before work is commenced. Said policies  shall not  hereafter be canceled,  permitted to expire,  or be changed without  thirty  (30) days  notice in  advance  to the  State of  Louisiana  and consented  to by the State of  Louisiana  in writing and the  policies  shall so provide.

WORKMAN'S COMPENSATION INSURANCE:  Before any work is commenced,  the Contractor
shall  obtain  and  maintain   during  the  life  of  the  contract,   Workman's
Compensation  insurance covering Contractor employees assigned to this contract.
In the event any work is sublet,  the Contractor shall require the subcontractor
to  provide   Workman's   Compensation   insurance  with  similar  coverage  for
sub-contractor employees,  unless such employees are covered by the Contractor's policy.

COMMERCIAL GENERAL LIABILITY  INSURANCE:  During the term of this contract,  the
Contractor shall maintain a general liability policy in the amount of $1,000,000 for claims  arising out of the  liability  and actions of the  Contractor by its employees,  agents,  assigns,  subcontractors  or the like  which may  result in personal  injury,  death,  property damage or the like during the performance of those duties in connection with this contract.

SUBCONTRACTOR'S  INSURANCE:  The  Contractor  shall  require  that  any  and all subcontractors,  which are not protected  under the  Contractor's  own insurance policies, take and maintain insurance of the same nature and in the same amounts as required of the Contractor.

16.0 APPLICABLE LAW AND VENUE

This contract shall be governed by and  interpreted in accordance  with the laws of the State of  Louisiana.  Venue for any legal action  brought by either party with regard to this contract shall be in the Nineteenth Judicial District Court,
Parish of East Baton Rouge, State of Louisiana.

17.0 CODE OF ETHICS

The contractor acknowledges that Chapter 15 of Title 42 of the Louisiana Revised
Statutes (R.S.  42:1101 et. seq.,  Code of  Governmental  Ethics) applies to the
Contractor  and assigned  personnel in the  performance  of this  contract.  The contractor  agrees to immediately  notify GOHSEP if potential  violations of the
Code of Governmental Ethics arise at any time during the term of this contract.

18.0 SEVERABILITY

If any term or condition  of this  contract or the  application  thereof is held
invalid,  such  invalidity  shall  not  affect  other  terms,   conditions,   or
applications  of this  contract  which can be given  effect  without the invalid term,  condition,  or application;  to this end the terms and conditions of this contract are declared severable.

19.0 ENTIRE AGREEMENT

This  contract,  together with the RFP and any addenda issued thereto by GOHSEP, the  proposal  submitted  by the  Contractor  in  response  to the RFP,  and any exhibits  specifically  incorporated herein by reference,  constitute the entire agreement between the parties with respect to the subject matter.

20.0 ORDER OF PRECEDENCE

In the  event  of any  inconsistent  or  incompatible  provisions,  this  signed agreement  (excluding the RFP and Contractor's  proposal) shall take precedence, followed by the provisions of the RFP, and then by the terms of the Contractor's proposal.

THUS DONE AND SIGNED AT Baton Rouge,  Louisiana on this 29 day of August,  2007, and IN WITNESS WHEREOF, the parties have executed this Contract.

WITNESSES SIGNATURES:                          STATE AGENCY SIGNATURE:

/s/ Cindy Spring                               By: /s/ Perry J. Smith, Jr.
---------------------------------                  -----------------------------
                                                   Perry "Jeff" Smith, Jr.

/s/ Kathleen Selbach                           Title Director
---------------------------------                    ---------------------------

THUS DONE AND SIGNED AT Baton Rouge,  Louisiana on this ____ day of ___________,
2007, and IN WITNESS WHEREOF, the parties have executed this Contract.

WITNESSES SIGNATURES:                          STATE AGENCY SIGNATURE:

/s/ Lea Ellen Witt                             By: James L. Witt
---------------------------------                  -----------------------------
                                                   James L. Witt

/s/                                            Title  CEO
---------------------------------                    ---------------------------
                                               Phone No.: 202-585-0780
                                                          ----------------------

                                                    APPROVED
                                                    Office of the Governor
                                                    Office of Contractual Review
                                                    Sep 19 2007

                                                    /s/ Susan H. Smith
                                                    ------------------
                                                    Director